Share Capital	12 Months Ended
Jun. 30, 2023
Share Capital
Share Capital

Note 27 – Share Capital

On September 2, 2022, the Company entered into an Ordinary Share Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II” or “B. Riley”).

Pursuant to the Purchase Agreement, the Company has the right to sell to B. Riley Principal Capital II up to $75 million of its Ordinary Shares, from time to time during the term of the Purchase Agreement However, the Purchase Agreement prohibits the Company from issuing or selling any Ordinary Shares to B. Riley if such a sale, when aggregated with all Ordinary Shares then beneficially owned by B. Riley and its affiliates, would result in B. Riley beneficially owning more than 4.99% of the outstanding Ordinary Shares.

Sales of the Ordinary Shares pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company over the 24-month period from the date of initial satisfaction of the conditions to B. Riley set forth in the Purchase Agreement. This includes an effective registration statement and a final prospectus are filed with the Securities and Exchange Commission (the "SEC") registering the resale by B. Riley of the Common Stock under the Securities Act that may be sold to B. Riley by the Company under the Purchase Agreement.

Actual sales of Ordinary Shares to B. Riley under the Purchase Agreement will depend on a variety of factors to be determined by the Company including, among other things: market conditions, the trading price of the Ordinary Shares, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The purchase price of the Ordinary Shares that the Company may sell to B. Riley pursuant to the Purchase Agreement will be 97% of the average of the volume weighted average price of the Company’s Ordinary Shares as calculated per the terms set forth in the Purchase Agreement. The net proceeds from sales, if any, under the Purchase Agreement, will depend on the frequency and prices at which the Company sells the Common Stock. To the extent the Company sells the Ordinary Shares under the Purchase Agreement, the Company currently plans to use any proceeds for working capital and general corporate purposes.

The Company incurred costs of $0.8 million, including the issuance of shares, as a consideration to B. Riley for its irrevocable commitment to purchase Ordinary Shares under the Purchase Agreement. These costs were included in other finance costs, net in the consolidated statements of operations and comprehensive loss for the year ended June 30, 2023. The Ordinary Shares issued as consideration have been recorded within share capital.

During the year ended June 30, 2023, the Group exercised its right under the Purchase Agreement and issued 1.6 million of its Ordinary Shares for a total of $1.6 million.

The right to sell ordinary shares under the Purchase Agreement was considered to be a derivative asset with an insignificant fair value at June 30, 2023.